                             GT GLOBAL EQUITY FUNDS

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

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THE FOLLOWING REVISES AND SUPERSEDES THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES" WITH RESPECT TO EACH FUND:

As of August 1, 1997, the Class A share sales charge waiver described under section (xiii) of "Sales Charge Waivers -- Class A Shares" is no longer available.

THE FOLLOWING SUPPLEMENTS THE DISCUSSION UNDER "HOW TO INVEST -- PURCHASING CLASS B SHARES" WITH RESPECT TO EACH FUND:

Upon redemption, Class B shares of a Fund that were acquired pursuant to the exchange privilege during a tender offer by GT Global Floating Rate Fund ("Floating Rate Fund") will be subject to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund, as set forth in the current prospectus for the Floating Rate Fund. The purchase of shares of a Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

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EQUST706078                                                        June 16, 1997